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EXHIBIT 23.1


HASKELL
- ---&---
 WHITE
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CERTIFIED PUBLIC ACCOUNTANTS


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Chopin Venture Group, Inc. on Form S-8 of our report dated January 24, 2001, appearing in the Registration Statement on Form 10-SB for the period from inception, April 26, 2000, through December 31, 2000.

                                                    /s/ HASKELL & WHITE LLP

                                                        HASKELL & WHITE LLP

Irvine, California
January 25, 2002